UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 20, 2010

PARK ELECTROCHEMICAL CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code	(631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on July 20, 2010:

(a)    the persons elected as directors of the Company and the voting for such persons were as follows:

		Authority
Name	Votes For	Withheld

Dale Blanchfield	18,112,301	122,511
Lloyd Frank	16,744,682	1,490,130
Emily J. Groehl	18,054,834	179,978
Brian E. Shore	17,852,017	382,795
Steven T. Warshaw	18,113,951	120,861

(b)    the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 27, 2011 was ratified by the Shareholders.  There were 19,738,491 votes for such ratification, 8,572 votes against, and 7,677 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: July 23, 2010	By:	/s/ Stephen E. Gilhuley
	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President, Secretary and General Counsel